================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 23, 2006

COMMISSION             REGISTRANT; STATE OF INCORPORATION;      IRS EMPLOYER
FILE NUMBER               ADDRESS; AND TELEPHONE NUMBER       IDENTIFICATION NO.

  1-9513                   CMS ENERGY CORPORATION                38-2726431
                          (A MICHIGAN CORPORATION)
                              ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                               (517) 788-0550

  1-5611                    CONSUMERS ENERGY COMPANY             38-0442310
                            (A MICHIGAN CORPORATION)
                                ONE ENERGY PLAZA
                             JACKSON, MICHIGAN 49201
                                 (517) 788-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM  2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 23, 2006, CMS Energy Corporation ("CMS Energy") issued a News Release, in which it announced its 2005 results and 2006 adjusted earnings guidance. Attached as Exhibit 99 to this report and incorporated herein by reference is a copy of the CMS Energy News Release, furnished as a part of this report.

This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's and Consumers Energy Company's Forms 10-Q for the Quarter Ended September 30, 2005 (CMS Energy's and Consumers Energy Company's "Forward-Looking Statements and Risk Factors" sections are both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy Company's results to differ materially from those anticipated in such statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                CMS ENERGY CORPORATION

Dated:  February 23, 2006

                                                By: /s/ Thomas J. Webb
                                                    ----------------------------
                                                    Thomas J. Webb
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                                CONSUMERS ENERGY COMPANY

Dated: February 23, 2006

                                                By: /s/ Thomas J. Webb
                                                    ----------------------------
                                                    Thomas J. Webb
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.     EXHIBIT DESCRIPTION
-----------     -------------------

99              CMS Energy News Release.